Semiannual Report March 31, 2001
Oppenheimer Discovery Fund

REPORT HIGHLIGHTS

CONTENTS
1	President’s Letter

3	An Interview with Your Fund Manager’s

9	Financial Statements

33	Officers and Trustees

Fund Objective
Oppenheimer Discovery Fund seeks capital appreciation.

Cumulative Total Returns*

For the Six-Month Period Ended 3/31/01

	Without	With
	Sales Chg.	Sales Chg.

Class A	-31.09%	-35.05%

Class B	-31.35	-34.00

Class C	-31.36	-31.89

Class Y	-31.06	N/A

Average Annual Total Returns*

For the 1-Year Period Ended 3/31/01

	Without	With
	Sales Chg.	Sales Chg.

Class A	-39.03%	-42.53%

Class B	-39.49	-41.83

Class C	-39.49	-39.96

Class Y	-38.87	N/A

*See Notes on page 7 for further details.

PRESIDENT’S LETTER

Bridget A. Macaskill
 President
Oppenheimer
Discovery Fund

Dear Shareholder,

As we approach the midpoint of 2001, the best policy in this investment landscape appears to be “proceed with care.” While perhaps less trying for some than 2000, this year is proving to be a time when patience and prudence will best serve investors.

      The lessons provided by a volatile and difficult market have reinforced many of the basic investment principles we have discussed in this letter from time to time. Over the past year, market volatility has been a powerful reminder of the importance of investment diversification—the time-honored strategy of spreading risk among various asset classes, industry groups and investment styles. In addition, the markets have confirmed that rather than chasing investment fads, relying on sound business fundamentals is a better way to try to achieve investment success over the long term.

      As we look forward, we are optimistic, with some reservations. Our reserve arises from the fact that the U.S. economy has been growing only moderately during 2001. Yet our optimism stems from reassuring signs, such as the Federal Reserve Board’s cuts of key short-term interest rates. These rate cuts, combined with the possibility of a federal income tax cut, may help stimulate the economy.

      Our current situation has mixed implications for stocks and bonds. While slowed growth may mean decelerated corporate earnings growth, lower interest rates could bolster stock valuations. Similarly, slower economic growth has helped interest-rate-sensitive securities, such as those issued by the U.S. Government, but may have a negative effect on credit-sensitive corporate bonds.

      In overseas markets, we believe potential investment opportunities may reside in Europe, which appears to be experiencing slow, steady growth bolstered by the strengthening euro and falling oil prices. Signs are less encouraging in Japan, where the economy generally remains weak. Lower interest rates are buoying

1      OPPENHEIMER DISCOVERY FUND

PRESIDENT’S LETTER

the economies of the emerging markets—but slowing growth, plus Mideast tensions, could cast a shadow over these regions.

      In this environment, we intend to adhere to the same proven investment principles that have driven our funds’ past success: broad diversification to help reduce risks, an unwavering focus on business fundamentals to seek likely winners and a long-term perspective that preserves the integrity of each fund’s investment approach. Regardless of the short-term movements in the financial markets, these principles—fundamental parts of The Right Way to Invest—should serve investors well in 2001 and beyond.

Sincerely,

Bridget A. Macaskill
April 23, 2001

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict the performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow. Stocks and bonds have different types of investment risks; for example, stocks are subject to price changes from market volatility and other factors and bonds are subject to credit and interest rate risks.

2      OPPENHEIMER DISCOVERY FUND

AN INTERVIEW WITH YOUR FUND’S MANAGER

Portfolio Management
Team (l to r)
Stephen Roseman
Bonnie Sherman
Ian Horowitz
Jayne Stevlingson (Portfolio Manager)
Tolomy Erpf

Q. How did Oppenheimer Discovery Fund perform over the six-month period that ended March 31, 2001?

A. The Fund had a difficult time over the past six months, primarily because of bear market conditions in the small-cap growth marketplace. Small-cap growth stocks tend to rank among the most volatile stocks in virtually any market environment. Their prices tend to rise more than other stocks when times are good, and they tend to fall more when times are bad. Market conditions were particularly poor during the reporting period.

What happened? Why were market conditions biased against small-cap growth stocks?

Many small-cap stocks are in the technology industry group, which was particularly hard hit during the six-month period. Essentially, tech stock prices rose to unsustainable levels in 1999 and early 2000. When this speculative “bubble” burst in mid-2000, virtually all technology companies were swept up in the market’s decline. Victims of the so-called “tech wreck” included highly speculative Internet “dot-coms,” as well as fundamentally sound providers of equipment, software and services. Because a large percentage of small-cap companies are connected to the technology industry group, the small-cap market sector was severely affected by the downturn.

      In our view, the correction was not an entirely bad thing. While near-term volatility can be very disconcerting, we prefer to take a longer view. In effect, we believe that the bear market wrung the excesses out of technology stocks, causing companies with unrealistic business plans to fail and leaving fundamentally sound companies battered but intact. We are confident that, over the long term, many of the survivors will return to higher stock prices that more accurately reflect their earnings potential.

3      OPPENHEIMER DISCOVERY FUND

AN INTERVIEW WITH YOUR FUND’S MANAGER

“Many small-cap growth companies have returned to more reasonable valuations, setting the stage for better performance ahead.”

How was the Fund managed in this challenging environment?

We reduced our exposure to technology companies by selling the stocks of companies that we believed were likely to fall short of their earnings forecasts. As a result of this strategy—as well as the effects of market depreciation—our technology holdings were reduced from about 36% of the Fund’s assets at the start of the period to about 17% at the end.

      In addition, within the technology group, we emphasized those industries that we believed would fare best. For example, many software companies have met or exceeded their earnings targets, and are characterized by high returns on equity and positive cash flows. While these stocks were punished by the bear market, we believe that they will be among the first to recover. On the other hand, we avoided certain industries—such as communications providers—that we believe will be subject to continued weakness. Many communications companies currently have unreasonably large inventories of their products, and it may be some time before they can reduce inventories through sales or write-offs.

Did the Fund find opportunities in market sectors outside of technology?

Yes. As of March 31, about 80% of the Fund’s assets are invested in other types of companies. In fact, healthcare companies currently represent about 23% of the Fund’s assets. When the stocks of small healthcare companies were hurt during the bear market, we took advantage of price weakness by increasing our positions in the healthcare companies we like best. These include a number of biotechnology businesses that, in our view, are creating the next generation of medical treatments and cures. We also added to our holdings of manufacturers of medical devices, which are likely to benefit as the population ages. On the other hand, we reduced our holdings of healthcare services companies after they became overvalued earlier in the year.

4      OPPENHEIMER DISCOVERY FUND

Average Annual Total Returns with Sales Charge

For the Periods Ended 3/31/01[1]

Class A
1-Year	5-Year	10-Year

-42.53%	3.12%	10.99%

Class B		Since
1-Year	5-Year	Inception

-41.83%	3.30%	7.80%

Class C		Since
1-Year	5-Year	Inception

-39.96%	3.58%	5.39%

Class Y		Since
1-Year	5-Year	Inception

-38.87%	4.64%	9.44%

      The Fund also benefited from its energy holdings, which posted attractive returns because of high oil and gas prices. We focused primarily on the stocks of natural gas producers and distributors, which have recently rallied strongly. Finally, small retail companies have been good performers. Other areas of interest to us are businesses targeting the teenage market.

What stocks contributed most positively to the Fund’s performance?

Our best-performing holding was Cross Timbers Oil Co., an energy services company in the oil and gas exploration and production industry. High oil prices during the period encouraged the major integrated oil companies to hire smaller companies like Cross Timbers to find new sources of crude oil. Titan Corp., a defense contractor, saw its stock rise in anticipation of higher military spending by the new administration in Washington, D.C. Titan also has a fast-growing meat pasteurization subsidiary, which could benefit from current health concerns regarding animal products.

What is your outlook for the future of small-cap growth stocks?

We are cautious regarding the near term, but optimistic over the long term. We expect heightened volatility to continue for as long as it takes for the current bear market to run its course. Our strategy in this environment is to buy small-cap growth stocks on dips, and sell them after rallies, locking in gains.

1. See page 7 for further details.

5      OPPENHEIMER DISCOVERY FUND

AN INTERVIEW WITH YOUR FUND’S MANAGER

      When market conditions finally improve—and we have no way of knowing when that will be—we believe that the Fund’s holdings of fundamentally sound companies in the technology, healthcare, energy, consumer and other industry groups will put us in a good position to participate in the upswing that we believe will materialize. In fact, maintaining a patient and disciplined investment approach is an important aspect of what makes Oppenheimer Discovery Fund part of The Right Way to Invest.

Top Ten Common Stock Holdings[3]

Caremark RX, Inc.	1.5%

Cross Timbers Oil Co.	1.3

Equitable Resources, Inc.	1.3

Western Gas Resources, Inc.	1.3

Hot Topic, Inc.	1.3

Avid Technology, Inc.	1.3

Tidewater, Inc.	1.2

Iron Mountain, Inc.	1.2

Enzon, Inc.	1.2

Commerce Bancorp, Inc.	1.2

Top Five Common Stock Industries[3]

Healthcare/Drugs	9.6%

Healthcare/Supplies & Services	9.1

Retail: Specialty	5.7

Energy Services	5.3

Computer Hardware	4.5

2.	Portfolio is subject to change. Percentages are as of March 31, 2001, and are based on total market value of common stock investments.

3.	Portfolio is subject to change. Percentages are as of March 31, 2001, and are based on net assets.

6      OPPENHEIMER DISCOVERY FUND

NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund’s performance may be subject to substantial fluctuations and current performance may be less than the results shown. For updates on the Fund’s performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not show the effects of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A shares were first publicly offered on 9/11/86. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. The Fund’s maximum sales charge for Class A shares was lower prior to 4/4/91, so actual performance may have been higher.

Class B shares of the Fund were first publicly offered on 4/4/94. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the “life-of- class” return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 10/2/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. For this reason, no performance information on class N shares is included in this report. Class N shares are offered only through retirement plans. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 6/1/94. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the different calculations of performance is in the Fund’s Statement of Additional Information.

7      OPPENHEIMER DISCOVERY FUND

Financials

8      OPPENHEIMER DISCOVERY FUND

STATEMENT OF INVESTMENTS March 31, 2001 / Unaudited

		Market Value
	Shares	See Note 1

Common Stocks—81.5%

Basic Materials—1.7%

Metals—0.9%

AK Steel Holding Corp.	418,400	$4,204,920

Reliance Steel & Aluminum Co.	269,000	6,308,050

		10,512,970

Paper—0.8%

Pactiv Corp.[1]	785,600	9,513,616

Capital Goods—4.6%

Aerospace/Defense—0.3%

Precision Castparts Corp.	111,800	3,694,990

Industrial Services—1.9%

Iron Mountain, Inc.	380,000	14,561,600

Keynote Systems, Inc.[1]	393,200	4,398,925

McDermott International, Inc.	391,300	4,949,945

		23,910,470

Manufacturing—2.4%

Flowserve Corp.[1]	166,700	3,740,748

Photon Dynamics, Inc.[1]	228,200	4,820,725

Plexus Corp.[1]	83,800	2,147,375

Therma-Wave, Inc.[1]	525,100	6,629,387

Titan Corp. (The)[1]	665,600	11,960,832

		29,299,067

Communication Services—0.7%

Telecommunications: Wireless—0.7%

BreezeCom Ltd.[1]	222,000	1,484,625

Spectrasite Holdings, Inc.[1]	554,900	2,393,006

UbiquiTel, Inc.[1]	816,000	4,692,000

		8,569,631

Consumer Cyclicals—11.6%

Autos & Housing—0.2%

Monaco Coach Corp.[1]	158,600	2,848,456

Leisure & Entertainment—0.7%

Anchor Gaming[1]	72,500	4,440,625

Bally Total Fitness Holding Corp.[1]	158,700	4,673,715

		9,114,340

Media—0.6%

Pulitzer, Inc.	143,100	7,927,740

9      OPPENHEIMER DISCOVERY FUND

STATEMENT OF INVESTMENTS    Unaudited / Continued

		Market Value
	Shares	See Note 1

Retail: Specialty—5.7%

1-800-FLOWERS.com, Inc.[1]	103,400	$827,200

1-800-FLOWERS.com, Inc.[1,2]	1,397,850	8,588,390

American Eagle Outfitters, Inc.[1]	171,400	4,927,750

AnnTaylor Stores Corp.[1]	530,800	14,092,740

Footstar, Inc.[1]	150,000	6,022,500

Genesco, Inc.[1]	473,800	12,982,120

Hot Topic, Inc.[1]	560,000	15,680,000

PetsMart, Inc.[1]	1,665,700	6,662,800

		69,783,500

Textile/Apparel & Home Furnishings—4.4%

Abercrombie & Fitch Co., Cl. A1	366,700	11,991,090

Guess?, Inc.[1]	1,155,600	7,153,164

Kenneth Cole Productions, Inc., Cl. A1	297,200	7,415,140

Liz Claiborne, Inc.	247,900	11,663,695

Steven Madden Ltd.[1]	208,300	3,059,406

Too, Inc.[1]	532,400	9,977,176

Vans, Inc.[1]	143,400	3,235,462

		54,495,133

Consumer Staples—7.9%

Broadcasting—2.3%

Emmis Communications Corp., Cl. A1	235,300	5,956,031

Entercom Communications Corp.[1]	128,700	5,057,910

Insight Communications Co., Inc.[1]	328,700	8,710,550

Mediacom Communications Corp.[1]	305,400	5,974,387

Sirius Satellite Radio, Inc.[1]	159,100	1,978,806

		27,677,684

Education—0.7%

Corinthian Colleges, Inc.[1]	224,300	9,028,075

Entertainment—2.2%

Buca, Inc.[1,2]	270,000	4,776,030

P.F. Chang’s China Bistro, Inc.[1]	285,600	9,996,000

Take-Two Interactive Software, Inc.[1]	838,900	11,967,433

		26,739,463

Food—2.0%

American Italian Pasta Co.[1]	186,600	5,971,200

Panera Bread Co., Cl. A1	392,000	10,486,000

Pilgrim’s Pride Corp., Cl. B	600,900	5,918,865

SureBeam Corp., Cl. A1	226,700	2,111,144

		24,487,209

10      OPPENHEIMER DISCOVERY FUND

		Market Value
	Shares	See Note 1

Food & Drug Retailers—0.7%

Pathmark Stores, Inc.[1]	471,700	$8,113,240

Energy—10.6%

Energy Services—5.3%

Cross Timbers Oil Co.	666,600	16,498,350

Marine Drilling Cos., Inc.[1]	488,000	13,005,200

Parker Drilling Co.[1]	991,900	6,348,160

Precision Drilling Corp.[1]	105,500	3,763,185

Pride International, Inc.[1]	461,200	10,958,112

Tidewater, Inc.	329,200	14,879,840

		65,452,847

Oil: Domestic—4.3%

Barrett Resources Corp.[1]	185,400	11,133,270

Frontier Oil Corp.[1]	53,500	411,950

Key Energy Services, Inc.[1]	1,310,700	14,024,490

Noble Affiliates, Inc.	265,700	11,087,661

Swift Energy Co.[1]	131,400	4,210,056

Unit Corp.[1]	402,100	6,654,755

UTI Energy Corp.[1]	169,000	5,112,250

		52,634,432

Oil: International—1.0%

Pioneer Natural Resources Co.[1]	349,400	5,485,580

Talisman Energy, Inc.[1]	185,000	6,708,688

		12,194,268

Financial—7.3%

Banks—4.1%

Commerce Bancorp, Inc.	235,800	14,148,000

Commerce Bancshares, Inc.	248,900	9,271,525

East West Bancorp, Inc.	171,800	3,307,150

Investors Financial Services Corp.	208,100	12,199,862

Southwest Bancorp of Texas, Inc.[1]	105,400	3,306,925

UCBH Holdings, Inc.	168,300	8,194,106

		50,427,568

Diversified Financial—1.4%

eSPEED, Inc., Cl. A1	327,600	6,695,325

NextCard, Inc.[1]	1,069,700	11,031,281

		17,726,606

Insurance—1.1%

Annuity & Life RE Holdings Ltd.	120,000	3,570,000

Fidelity National Financial, Inc.	365,900	9,795,143

		13,365,143

11      OPPENHEIMER DISCOVERY FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Market Value
	Shares	See Note 1

Real Estate Investment Trusts—0.7%

Annaly Mortgage Management, Inc.	780,500	$8,788,430

Healthcare—18.7%

Healthcare/Drugs—9.6%

Alpharma, Inc., Cl. A	140,000	4,583,600

ArQule, Inc.[1]	460,100	6,096,325

Aviron[1]	259,500	10,785,469

Cell Genesys, Inc.[1]	265,700	3,786,225

Cell Therapeutics, Inc.[1]	199,300	3,574,944

Cubist Pharmaceuticals, Inc.[1]	292,000	7,154,000

CuraGen Corp.[1]	394,900	9,255,469

CV Therapeutics, Inc.[1]	107,500	3,547,500

Enzon, Inc.[1]	298,600	14,183,500

ICN Pharmaceuticals, Inc.	99,200	2,522,656

Inhale Therapeutic Systems, Inc.[1]	379,000	8,101,125

Inspire Pharmaceuticals, Inc.[1]	101,900	687,825

Invitrogen Corp.[1]	33,000	1,810,050

Matrix Pharmaceutical, Inc.[1]	261,700	2,355,300

Myriad Genetics, Inc.[1]	128,500	5,212,281

Neose Technologies, Inc.[1]	111,100	2,721,950

NPS Pharmaceuticals, Inc.[1]	244,600	5,136,600

Protein Design Labs, Inc.[1]	199,100	8,859,950

Tanox, Inc.[1]	227,100	4,414,256

XOMA Ltd.[1]	1,825,100	13,146,423

		117,935,448

Healthcare/Supplies & Services—9.1%

Accredo Health, Inc.[1]	380,700	12,444,131

Advance PCS[1]	123,700	6,712,658

AmeriSource Health Corp., Cl. A1	27,800	1,363,590

Apria Healthcare Group, Inc.[1]	539,000	13,033,020

Aspect Medical Systems, Inc.[1]	173,800	2,020,425

Caremark RX, Inc.[1]	1,414,500	18,445,080

DaVita, Inc.[1]	492,500	8,362,650

Eclipsys Corp.[1]	427,900	8,344,050

Inverness Medical Technology, Inc.[1]	189,600	4,939,080

Laboratory Corp. of America Holdings, Inc.[1]	42,500	5,110,625

Province Healthcare Co.[1]	193,200	5,880,525

RehabCare Group, Inc.[1]	60,800	2,504,960

ResMed, Inc.[1]	69,800	2,819,920

SurModics, Inc.[1]	275,600	9,921,600

12 OPPENHEIMER DISCOVERY FUND

		Market Value
	Shares	See Note 1

Healthcare/Supplies & Services Continued Triad Hospitals, Inc.[1]	220,000	$6,215,000

Varian Medical Systems, Inc.[1]	54,100	3,289,280

		111,406,594

Technology—14.1%

Computer Hardware—4.5%
Advanced Digital Information Corp.[1]	816,000	14,127,000

Avid Technology, Inc.[1]	1,156,900	15,473,538

Bell Microproducts, Inc.[1]	126,800	1,434,425

InFocus Corp.[1]	229,900	3,764,613

Legato Systems, Inc.[1]	835,300	10,075,806

Mercury Computer Systems, Inc.[1]	91,800	3,522,825

Quantum Corp.-DLT & Storage Systems Group[1]	557,600	6,468,160

		54,866,367

Computer Services—1.8%
Art Technology Group, Inc.[1]	89,200	1,070,400

HNC Software, Inc.[1]	361,900	6,355,869

HomeStore.com, Inc.[1]	239,500	5,688,125

WebEx Communications, Inc.[1]	818,200	9,102,475

		22,216,869

Computer Software—4.1%
Aspen Technology, Inc.[1]	90,900	2,170,238

Brio Technology, Inc.[1]	370,500	2,246,156

Broadbase Software, Inc.[1]	818,900	1,663,391

Documentum, Inc.[1]	599,700	6,596,700

E.piphany, Inc.[1]	292,500	3,418,594

Manugistics Group, Inc.[1]	651,400	11,928,763

Marimba, Inc.[1]	746,300	2,518,763

Precise Software Solutions Ltd.[1]	63,100	954,388

Quest Software, Inc.[1]	134,800	2,392,700

RSA Security, Inc.[1]	108,000	2,666,250

SilverStream Software, Inc.[1]	495,700	4,693,659

Sybase, Inc.[1]	578,800	8,971,400

		50,221,002

Communications Equipment—0.8%

Avici Systems, Inc.[1]	264,100	2,112,800

Methode Electronics, Inc., Cl. A	125,000	2,242,188

Plantronics, Inc.[1]	285,100	5,066,227

		9,421,215

13 OPPENHEIMER DISCOVERY FUND

STATEMENT OF INVESTMENTS Unaudited Continued

		Market Value
	Shares	See Note 1

Electronics—2.9%
Aeroflex, Inc.[1]	244,500	$2,521,406

Cirrus Logic, Inc.[1]	681,100	10,173,931

Cymer, Inc.[1]	163,900	3,545,157

Intersil Holding Corp.[1]	227,700	4,198,219

Lattice Semiconductor Corp.[1]	563,300	10,245,019

Oak Technology, Inc.[1]	540,100	3,189,966

Proxim, Inc.[1]	154,300	1,552,644

		35,426,342

Transportation—0.4%

Air Transportation—0.4%
Atlantic Coast Airlines Holdings, Inc.[1]	216,000	4,536,000

Midwest Express Holdings, Inc.[1]	51,200	809,472

		5,345,472

Utilities—3.9%

Electric Utilities—0.6%
Orion Power Holdings, Inc.[1]	233,900	7,180,730

Gas Utilities—3.3%

Equitable Resources, Inc.	228,100	15,738,900

Northwest Natural Gas Co.	184,200	4,420,800

Questar Corp.	169,400	4,641,560

Western Gas Resources, Inc.	487,300	15,715,425

		40,516,685

Total Common Stocks (Cost $1,046,681,036)		1,000,841,602

Preferred Stocks—1.7%

Candescent Technologies Corp., $2.50 Cv., Series D, Vtg.[1,2]	1,200,000	11,136,000

Candescent Technologies Corp., Sr. Exchangeable, Series E, Vtg.[1,2]	800,000	7,824,000

Candescent Technologies Corp., Sr. Exchangeable, Series F, Vtg.[1,2]	200,000	1,918,000

Total Preferred Stocks (Cost $8,900,000)		20,878,000

14  OPPENHEIMER DISCOVERY FUND

	Principal	Market Value
	Amount	See Note 1

Convertible Corporate Bonds and Notes—0.7%

Akamai Technologies, Inc., 5.50% Cv. Unsec. Nts., 7/1/07	$8,918,000	$3,500,315

Advanced Energy Industries, Inc., 5.25% Cv. Unsec. Sub. Nts., 11/15/06	6,271,000	5,455,770

Total Convertible Corporate Bonds and Notes (Cost $9,284,387)		8,956,085

Short-Term Notes—2.0%

Countrywide Home Loans, 5.04%, 4/27/01 (Cost $24,909,000)	25,000,000	24,909,000

Repurchase Agreements—14.6%

Repurchase agreement with Banque Nationale De Paris (New York Branch), 5.28%, dated 3/30/01, to be repurchased at $178,745,613 on 4/2/01, collateralized by U.S. Treasury Bonds, 5.25%-10.75%, 8/15/05-2/15/29, with a value of $183,481,194 (Cost $178,667,000)	178,667,000	178,667,000

Total Investments, at Value (Cost $1,268,441,423)	100.5%	1,234,251,687

Liabilities in Excess of Other Assets	(0.5)	(5,929,636)

Net Assets	100.0%	$1,228,322,051

Footnotes to Statement of Investments

1.	Non-income-producing security.

2.	Identifies issues considered to be illiquid or restricted—See Note 6 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.

15  OPPENHEIMER DISCOVERY FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited

March 31, 2001

Assets
Investments, at value (including repurchase agreement of $178,667,000)

(cost $1,268,441,423)—see accompanying statement	$1,234,251,687

Cash	909,583

Receivables and other assets:

Shares of beneficial interest sold	8,010,417

Investments sold	3,633,785

Interest and dividends	368,973

Other	98,320

Total assets	1,247,272,765

Liabilities

Payables and other liabilities:

Investments purchased	10,454,062

Shares of beneficial interest redeemed	6,957,318

Distribution and service plan fees	807,030

Trustees’ compensation	246,301

Transfer and shareholder servicing agent fees	1,755

Other	484,248

Total liabilities	18,950,714

Net Assets	$1,228,322,051

Composition of Net Assets

Paid-in capital	$1,454,675,333

Accumulated net investment loss	(3,076,145)

Accumulated net realized loss on investments and

foreign currency transactions	(189,087,401)

Net unrealized depreciation on investments and translation of

assets and liabilities denominated in foreign currencies	(34,189,736)

Net Assets	$1,228,322,051

16  OPPENHEIMER DISCOVERY FUND

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets

of $855,019,725 and 23,626,296 shares of beneficial interest outstanding)	$36.19

Maximum offering price per share (net asset value plus sales charge

of 5.75% of offering price)	$38.40

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of

$271,570,921 and 8,118,771 shares of beneficial interest outstanding)	$33.45

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of

$48,600,624 and 1,423,403 shares of beneficial interest outstanding)	$34.14

Class N Shares:

Net asset value, redemption price and offering price per share (based on

net assets of $925 and 25.573 shares of beneficial interest outstanding)	$36.17

Class Y Shares:

Net asset value, redemption price and offering price per share (based on

net assets of $53,129,856 and 1,432,513 shares of beneficial interest outstanding)	$37.09

See accompanying Notes to Financial Statements.

17  OPPENHEIMER DISCOVERY FUND

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended March 31, 2001

Investment Income

Interest	$6,848,380

Dividends	801,085

Total income	7,649,465

Expenses

Management fees	4,990,947

Distribution and service plan fees:

Class A	1,257,042

Class B	1,698,585

Class C	297,313

Transfer and shareholder servicing agent fees:

Class A	1,186,343

Class B	380,145

Class C	67,016

Class Y	141,499

Shareholder reports	366,516

Custodian fees and expenses	52,624

Trustees’ compensation	12,794

Other	69,460

Total expenses	10,520,284

Less expenses paid indirectly	(45,368)

Net expenses	10,474,916

Net Investment Loss	(2,825,451)

Realized and Unrealized Loss

Net realized loss on:

Investments	(183,911,902)

Foreign currency transactions	(465,086)

Net realized loss	(184,376,988)

Net change in unrealized depreciation on:

Investments	(386,173,972)

Translation of assets and liabilities denominated in foreign currencies	(13,721)

Net change	(386,187,693)

Net realized and unrealized loss	(570,564,681)

Net Decrease in Net Assets Resulting from Operations	$(573,390,132)

See accompanying Notes to Financial Statements.

18  OPPENHEIMER DISCOVERY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	March 31, 2001	September 30,
	(Unaudited)	2000

Operations
Net investment loss	$(2,825,451)	$(10,818,418)

Net realized gain (loss)	(184,376,988)	473,571,707

Net change in unrealized appreciation (depreciation)	(386,187,693)	145,542,263

Net increase (decrease) in net assets resulting from operations	(573,390,132)	608,295,552

Dividends and/or Distributions to Shareholders
Distributions from net realized gain:

Class A	(247,643,490)	(48,950,971)

Class B	(85,201,860)	(15,499,580)

Class C	(14,908,808)	(1,945,396)

Class N	—	—

Class Y	(16,227,785)	(2,425,868)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:

Class A	211,793,516	134,098,247

Class B	62,327,193	87,560,981

Class C	16,020,622	29,719,349

Class N	1,000	—

Class Y	8,293,616	34,700,391

Net Assets
Total increase (decrease)	(638,936,128)	825,552,705

Beginning of period	1,867,258,179	1,041,705,474

End of period (including accumulated net investment loss of $3,076,145 and $250,694, respectively)	$1,228,322,051	$1,867,258,179

See accompanying Notes to Financial Statements.

19  OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS

	Six Months					Year
	Ended					Ended
	March 31, 2001					Sept. 30,
Class A	(Unaudited)	2000	1999	1998	1997	1996

Per Share Operating Data
Net asset value, beginning of period	$66.77	$43.26	$40.12	$51.72	$51.19	$43.65

Income (loss) from investment operations:

Net investment loss	(.11)	(.32)	(.28)	(.26)	(.08)	(.13)

Net realized and unrealized gain (loss)	(17.63)	26.72	4.84	(10.37)	4.12	11.26

Total income (loss) from investment operations	(17.74)	26.40	4.56	(10.63)	4.04	11.13

Dividends and/or distributions to shareholders:

Distributions from net realized gain	(12.84)	(2.89)	(1.42)	(.97)	(3.51)	(3.59)

Net asset value, end of period	$36.19	$66.77	$43.26	$40.12	$51.72	$51.19

Total Return, at Net Asset Value[1]	(31.09)%	62.15%	11.59%	(20.78)%	9.16%	27.76%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$855,020	$1,286,298	$750,394	$945,972	$1,330,172	$1,160,087

Average net assets (in thousands)	$1,059,870	$1,176,289	$875,057	$1,215,780	$1,119,302	$937,563

Ratios to average net assets:[2]

Net investment loss	(0.17)%	(0.47)%	(0.69)%	(0.51)%	(0.17)%	(0.32)%

Expenses	1.18%	1.15%	1.31%	1.18%[3]	1.22%[3]	1.22%[3]

Portfolio turnover rate	79%	224%	73%	82%	69%	80%

1.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2.	Annualized for periods of less than one full year.

3.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

20  OPPENHEIMER DISCOVERY FUND

	Six Months					Year
	Ended					Ended
March 31, 2001						Sept. 30,
Class B	(Unaudited)	2000	1999	1998	1997	1996

Per Share Operating Data

Net asset value, beginning of period	$62.99	$41.22	$38.58	$50.15	$50.10	$43.11

Income (loss) from investment operations:

Net investment income (loss)	.01	(.47)	(.85)	(.55)	(.23)	(.23)

Net realized and unrealized gain (loss)	(16.71)	25.13	4.91	(10.05)	3.79	10.81

Total income (loss) from investment operations	(16.70)	24.66	4.06	(10.60)	3.56	10.58

Dividends and/or distributions to shareholders:

Distributions from net realized gain	(12.84)	(2.89)	(1.42)	(.97)	(3.51)	(3.59)

Net asset value, end of period	$33.45	$62.99	$41.22	$38.58	$50.15	$50.10

Total Return, at Net Asset Value[1]	(31.35)%	60.95%	10.73%	(21.37)%	8.33%	26.77%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$271,571	$423,689	$224,710	$265,687	$322,736	$193,637

Average net assets (in thousands)	$340,885	$371,643	$257,146	$319,197	$233,172	$119,895

Ratios to average net assets:[2]

Net investment loss	(0.94)%	(1.22)%	(1.45)%	(1.27)%	(0.93)%	(1.06)%

Expenses	1.94%	1.90%	2.07%	1.94%[3]	1.97%[3]	1.99%[3]

Portfolio turnover rate	79%	224%	73%	82%	69%	80%

1.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2.	Annualized for periods of less than one full year.

3.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

21  OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS Continued

	Six Months					Year
	Ended					Ended
March 31, 2001						Sept. 30,
Class C	(Unaudited)	2000	1999	1998	1997	1996[1]

Per Share Operating Data
Net asset value, beginning of period	$64.00	$41.85	$39.15	$50.86	$50.73	$43.20

Income (loss) from investment operations:

Net investment loss	(.02)	(.24)	(.85)	(.55)	(.26)	(.21)

Net realized and unrealized gain (loss)	(17.00)	25.28	4.97	(10.19)	3.90	11.33

Total income (loss) from investment operations	(17.02)	25.04	4.12	(10.74)	3.64	11.12

Dividends and/or distributions to shareholders:

Distributions from net realized gain	(12.84)	(2.89)	(1.42)	(.97)	(3.51)	(3.59)

Net asset value, end of period	$34.14	$64.00	$41.85	$39.15	$50.86	$50.73

Total Return, at Net Asset Value[2]	(31.36)%	60.95%	10.73%	(21.34)%	8.39%	27.96%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$48,601	$70,140	$27,413	$33,441	$41,720	$17,512

Average net assets (in thousands)	$59,589	$55,205	$31,971	$40,501	$26,361	$7,109

Ratios to average net assets:[3]

Net investment loss	(0.94)%	(1.20)%	(1.45)%	(1.25)%	(0.92)%	(1.00)%

Expenses	1.94%	1.90%	2.07%	1.92%[4]	1.94%[4]	2.03%[4]

Portfolio turnover rate	79%	224%	73%	82%	69%	80%

1.	For the period from October 2, 1995 (inception of offering) to September 30, 1996.
2.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3.	Annualized for periods of less than one full year.
4.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

22  OPPENHEIMER DISCOVERY FUND

Period
Ended
March 31, 2001
Class N	(Unaudited)[1]

Per Share Operating Data
Net asset value, beginning of period	$39.11

Income (loss) from investment operations:

Net investment loss	(.03)

Net realized and unrealized loss	(2.91)

Total loss from investment operations	(2.94)

Dividends and/or distributions to shareholders:

Distributions from net realized gain	—

Net asset value, end of period	$36.17

Total Return, at Net Asset Value[2]	(7.52)%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$1

Average net assets (in thousands)	$1

Ratios to average net assets:[3]

Net investment loss	(0.98)%

Expenses	0.72%

Portfolio turnover rate	79%

1.	For the period from March 1, 2001 (inception of offering) to March 31, 2001.
2.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3.	Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

23  OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS Continued

	Six Months					Year
	Ended					Ended
	March 31, 2001					Sept. 30,
Class Y	(Unaudited)	2000	1999	1998	1997	1996

Per Share Operating Data

Net asset value, beginning of period	$68.06	$43.92	$40.63	$52.17	$51.44	$43.74

Income (loss) from investment operations:

Net investment income (loss)	(.12)	(.30)	(.17)	(.09)	.02	(.02)

Net realized and unrealized gain (loss)	(18.01)	27.33	4.88	(10.48)	4.22	11.31

Total income (loss) from investment operations	(18.13)	27.03	4.71	(10.57)	4.24	11.29

Dividends and/or distributions to shareholders:

Distributions from net realized gain	(12.84)	(2.89)	(1.42)	(.97)	(3.51)	(3.59)

Net asset value, end of period	$37.09	$68.06	$43.92	$40.63	$52.17	$51.44

Total Return, at Net Asset Value[1]	(31.06)%	62.68%	11.82%	(20.47)%	9.50%	28.09%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$53,130	$87,131	$39,189	$39,664	$45,112	$31,619

Average net assets (in thousands)	$69,481	$76,635	$40,649	$44,859	$34,811	$18,563

Ratios to average net assets:[2]

Net investment income (loss)	(0.12)%	(0.11)%	(0.48)%	(0.15)%	0.15%	(0.04)%

Expenses	1.12%	0.80%	1.11%	0.81%[3]	0.89%[3]	0.99%[3]

Portfolio turnover rate	79%	224%	73%	82%	69%	80%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

24 OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies

Oppenheimer Discovery Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

25 OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies Continued

Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan for the Fund’s independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended March 31, 2001, a provision of $647 was made for the Fund’s projected benefit obligations and payments of $11,700 were made to retired trustees, resulting in an accumulated liability of $241,797 as of March 31, 2001.

      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

26 OPPENHEIMER DISCOVERY FUND

Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

27 OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2001[1]		Year Ended September 30, 2000
	Shares	Amount	Shares	Amount

Class A

Sold	5,292,051	$240,185,656	10,572,195	$700,492,924

Dividends and/or distributions reinvested	4,648,033	219,991,529	835,171	47,755,057

Redeemed	(5,579,699)	(248,383,669)	(9,489,580)	(614,149,734)

Net increase	4,360,385	$211,793,516	1,917,786	$134,098,247

Class B

Sold	1,073,642	$46,859,337	3,332,677	$214,014,951

Dividends and/or distributions reinvested	1,847,347	81,043,119	279,543	15,170,839

Redeemed	(1,528,742)	(65,575,263)	(2,336,781)	(141,624,809)

Net increase	1,392,247	$62,327,193	1,275,439	$87,560,981

Class C

Sold	833,463	$37,030,629	1,784,337	$112,381,786

Dividends and/or distributions reinvested	304,319	13,627,447	34,336	1,893,313

Redeemed	(810,331)	(34,637,454)	(1,377,721)	(84,555,750)

Net increase	327,451	$16,020,622	440,952	$29,719,349

Class N

Sold	25.573	$1,000	—	$—

Dividends and/or distributions reinvested	—	—	—	—

Redeemed	—	—	—	—

Net increase	25.573	$1,000	—	$--

Class Y

Sold	379,579	18,166,270	1,639,835	118,744,235

Dividends and/or distributions reinvested	334,869	16,227,784	41,732	2,425,868

Redeemed	(562,189)	(26,100,438)	(1,293,525)	(86,469,712)

Net increase	152,259	$8,293,616	388,042	$34,700,391

1. For the six months ended March 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to March 31, 2001, for Class N shares.

28 OPPENHEIMER DISCOVERY FUND

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended March 31, 2001, were $1,061,549,210 and $1,171,230,079, respectively.

4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million, and 0.58% of average annual net assets in excess of $1.5 billion. The Fund’s management fee for the six months ended March 31, 2001, was an annualized rate of 0.65%, before any waiver by the Manager if applicable.

Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. Prior to January 1, 2001, OFS performed these services on an at-cost basis. Beginning January 2001, OFS is paid at an agreed upon per account fee.

Distribution and Service Plan Fees. Under its General Distributor’s Agreement with the Manager, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

	Aggregate	Class A	Commissions	Commissions	Commissions	Commissions
	Front-End	Front-End	on Class A	on Class B	on Class C	on Class N
Six	Sales Charges	Sales Charges	Shares	Shares	Shares	Shares
Months	on Class A	Retained by	Advanced by	Advanced by	Advanced by	Advanced by
Ended	Shares	Distributor	Distributor[1]	Distributor[1]	Distributor[1]	Distributor[1]

March 31, 2001	$949,771	$272,136	$138,094	$877,894	$81,684	$—

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

	Class A	Class B	Class C	Class N
Six	Contingent Deferred	Contingent Deferred	Contingent Deferred	Contingent Deferred
Months	Sales Charges	Sales Charges	Sales Charges	Sales Charges
Ended	Retained by Distributor	Retained by Distributor	Retained by Distributor	Retained by Distributor

March 31, 2001	$8,055	$253,004	$9,191	$—

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

29 OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Fees and Other Transactions with Affiliates Continued

Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended March 31, 2001, payments under the Class A plan totaled $1,257,042 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $95,146 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B plan allows the Distributor to be reimbursed for its services and costs in distributing Class B shares and servicing accounts. The Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

      The Distributor’s actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the six months ended March 31, 2001, were as follows:

			Distributor's	Distributor's
			Aggregate	Unreimbursed
			Unreimbursed	Expenses as %
	Total Payments	Amount Retained	Expenses	of Net Assets
	Under Plan	by Distributor	Under Plan	of Class

Class B Plan	$1,698,585	$1,365,032	$7,140,035	2.63%

Class C Plan	297,313	108,389	862,284	1.77

Class N Plan	—	—	—	—

30 OPPENHEIMER DISCOVERY FUND

5. Foreign Currency Contracts A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

      Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

6. Illiquid or Restricted Securities

As of March 31, 2001, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of March 31, 2001, was $34,242,420, which represents 2.79% of the Fund’s net assets, all of which is considered restricted. Information concerning restricted securities is as follows:

			Valuation Per	Unrealized
	Acquisition	Cost	Unit as of	Appreciation
Security	Date	Per Unit	March 31, 2001	(Depreciation)

Stocks and Warrants 1-800-FLOWERS.com, Inc.	12/7/00	$2.70	$6.14	$4,814,195

Buca, Inc.	3/1/01	18.50	17.68	(218,970)

Candescent Technologies Corp., $2.50 Cv., Series D, Vtg	3/31/95	2.50	9.28	8,136,000

Candescent Technologies Corp., Sr. Exchangeable, Series E, Vtg	4/24/96	5.50	9.78	418,000

Candescent Technologies Corp., Sr. Exchangeable, Series F, Vtg	6/11/97	7.50	9.59	3,424,000

31 OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

      The Fund had no borrowings outstanding during the six months ended or at March 31, 2001.

32 OPPENHEIMER DISCOVERY FUND

OPPENHEIMER DISCOVERY FUND

Officers and Trustees	Leon Levy, Chairman of the Board of Trustees

Donald W. Spiro, Vice Chairman of the Board of Trustees

Bridget A. Macaskill, Trustee and President

Robert G. Galli, Trustee

Phillip A. Griffiths, Trustee

Benjamin Lipstein, Trustee

Elizabeth B. Moynihan, Trustee

Kenneth A. Randall, Trustee

Edward V. Regan, Trustee

Russell S. Reynolds, Jr., Trustee

Clayton K. Yeutter, Trustee

Jayne Stevlingson, Vice President

Andrew J. Donohue, Secretary

Brian W. Wixted, Treasurer

Robert J. Bishop, Assistant Treasurer

Scott T. Farrar, Assistant Treasurer

Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OppenheimerFunds Services

Servicing Agent

Custodian of	The Bank of New York

Portfolio Securities

Independent Auditors	KPMG LLP

Legal Counsel	Mayer, Brown & Platt

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

For more complete information about Oppenheimer Discovery Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203

(C)Copyright 2001 OppenheimerFunds, Inc. All rights reserved.

33 OPPENHEIMER DISCOVERY FUND

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it’s automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance.1 So call us today, or visit our website—we’re here to help.

Internet
24-hr access to account information and transactions2
www.oppenheimerfunds.com

General Information
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048

Telephone Transactions
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457

PhoneLink
24-hr automated information and automated transactions
1.800.533.3310

Telecommunications Device for the Deaf (TDD)
Mon-Fri 9am-6:30pm ET 1.800.843.4461

OppenheimerFunds Market Hotline
24 hours a day, timely and insightful messages on the economy and issues that may affect your investments
1.800.835.3104

Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

eDocs Direct
Receive shareholder report and prospectus notifications for your funds via email. Sign up at www.oppenheimerfunds.com.

Ticker Symbols	Class A: OPOCX	Class B: ODIBX	Class C: ODICX	Class Y: ODIYX

1. Automatic investment plans do not assure profit or protect against losses in declining markets.
2. At times this website may be inaccessible or its transaction feature may be unavailable.